September 2009 www.amedisys.com NASDAQ: AMED Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

Important Website Information
We encourage everyone to visit the Investors Section of our
website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and
SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Our Strategy
Growth
Focus on chronic co-morbid patients
Large, growing and highly fragmented market
Internal growth/start-ups
Acquisitions
Clinical Excellence
Focus on outcomes
Develop and deploy specialized programs for chronic
diseases and conditions
Expand care coordination platform
Efficiency
Proven operating model supported by sophisticated
technology system
Leverage cost-efficient platform
Experienced management team

William F. Borne
Chairman and Chief Executive Officer
CEO since founding the Company in 1982
Dale E. Redman, CPA
Chief Financial Officer
Joined Amedisys in February 2007
Jeffrey Jeter
Chief Compliance Officer
Joined Amedisys in 2001
Michael O. Fleming, MD
Chief Medical Officer
Joined Amedisys in 2009
Management Team

Corporate Overview
1
Founded in 1982, publicly listed
1994
549 locations in 38 states
Leading provider of home health
services
Services include skilled
nursing and therapy services
95% of home health revenue is
episodic based (both Medicare &
non-Medicare)
1 For the quarter ended June 30, 2009
2 Forecasted 2009 annual results as of July 28, 2009, reaffirmed in press release dated September 4, 2009.
Revenue Mix
Stats
15,300 employees
Daily visits = 23,000
8,400,000 visits projected in 2009
2009 revenue guidance = $1.5 billion
2

Poly Pharmacy Needs
12.75
Average Number of Meds = 12.75
Date Range: 2008
Population: 198,793
Source: Amedisys AMS2

Age Distribution 65 and Older - 2008 -
Source: Amedisys AMS2 Completed Medicare Episodes
# of Patients
14,000
12,000
10,000
4,000
2,000
0
10%
14%
18%
23%
21%
11%
3%

Patient Overview Average patient is 82 years old Higher acuity patient Patient is taking an average of 13 medications 15 medications for greater than two episodes

0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
1-60 61-120 121-180 181-240 241-300 301-360 361-420 421-480 481-540 541-600
129,411
33,808
12,828
6,691
3,815
2,426
1,657
1,190
853
599
2008 Patients by Service Days
•
85% receive care/
discharged within 2
episodes
•
10% received care within
4 episodes
•
5% - Chronic Subset
Days Patients Percentage
1-60 129,411                66.96%
61-120 33,808                  17.49%
121-180 12,828                  6.64%
181-240 6,691                      3.46%
241-300 3,815                      1.97%
301-360 2,426                      1.25%
361-420 1,657                      0.86%
421-480 1,190                      0.62%
481-540 853                         0.44%
541-600 599                         0.31%
Total 193,278            100.00%
Patient Length of Stay

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
NEVADA
UTAH
COLORADO
NEBRASKA
IOWA
ILLINOIS
IN
OHIO
PENN
NJ
DE
KANSAS
MISSOURI
KENTUCKY
W VA
VIRGINIA
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAR
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Our Locations
National home health and hospice provider located in 38 states, the District of
Columbia and Puerto Rico.  Largest provider in the Southern and Southeastern
United States.
498 home nursing
locations*
51 hospice locations*
*As of June 30, 2009

$27.9
$30.4
$32.2
$34.9
$38.1
$41.6
$45.2
$49.2
$53.7
$58.8
$64.2
$69.5
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Home Health and Hospice Revenue
Medicare Revenue Market Size
2008: Medicare spending
for home health reached
$16.5 billion and hospice
was $11.4 billion, giving a
combined total of $27.9
billion
2019: Home health will
contribute $47.9 billion
and hospice $21.6 billion
of the projected $69.5
billion
$ in billions
Source: CBO's March 2009 Baseline: MEDICARE

- Industry is highly fragmented
- 9,800 Medicare-certified nursing agencies
- Publicly-owned providers account for less than 7% of the revenue in the home health market
- Most are single-site, small, local or regional providers:
  - Independently-owned agencies
  - Visiting nurse associations
  - Facility and hospital-based agencies

6,878
7,223
7,710
8,218
8,868
9,284
9,824
-
2,000
4,000
6,000
8,000
10,000
12,000
2002 2003 2004 2005 2006 2007 2008
Medicare Certified Home Health
Provider Numbers
Home Health Market
Source: CMS Oscar data books and Medpac reports

Industry Growth Drivers
Trend from inpatient to home-based care:
Patient preference
Payor incentives
Technology advancements
Demographics – aging population
8,000 Americans will become Medicare eligible each day
beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
1
Increased prevalence of chronic and co-morbid conditions
1
Source: United States Census Bureau

Internal Growth
Internal revenue growth of 19% for Q2 2009
Internal growth driven by:
Overall industry growth
Increase in episodic-based admissions
•
Focus on start-ups
Increase in episodic-based recertifications
•
Higher acuity levels and co-morbidities, requiring
more intensive services
Increase in episodic-based revenue per episode
•
Continued deployment of therapy intensive specialty
programs

Yearly Start-Ups*
Projected
Completed
# of Home Health Agencies
0
5
10
15
20
25
30
35
40
8
13
25
36
32
35
40
22
18
2003
2004
2005
2006
2007
2008
2009

Start-Up Strategy
Home health start-ups
typically generate $1.5 - $2.0
million in run-rate revenue
by the end of their second
year of operations
~ 18 months to recoup the
$250,000 - $350,000
investment
40 home health and 5
hospice start-ups projected
in 2009
* Reported numbers are for home health start-ups

- **Acquisition rationale:**
  - Industry leadership
  - Leverage our operating/business systems
  - Value accretion through synergies and agency profitability enhancement
- **Acquisition criteria:**
  - Defined pricing objectives
  - Targeted geographic profile
  - Compatible payor mix
  - Consistent clinical metrics
  - Expandable referral base
  - Opportunities for future internal growth

Hospice
Home Health
Number of Acquired Agencies
0
20
40
60
80
100
120
140
160
92
9
83
17
0
17
49
11
38
145
14
131
9
2
7

	2005	2006	2007	2008	2009
Reported Purchase Price	$148.6M	$17.8M	$120.5M	$478.1M	$23.0M
Number of Deals	8	9	10	6	4

Acquisition Strategy

Referral Source
60%
50%
40%
30%
20%
10%
0%
43%
58%
41%
27%
Hospital Referral
Physician Referral
Amedisys
National Norm

High Quality Health Care Source: OCS Corporate Comparative Report Period: 1/1/08 – 9/30/08

1.55
1.5
1.45
1.4
1.35
1.3
1.25
1.2
Case Mix Weight (%)
2005
2006
2007
AMED
Nation

Higher Acuity Level Patients Source: OCS BBI Reporter Corporate Comparative Report Date Range: 2005-2007 Case Mix

Amedisys
Home Health Services
% of Patients
90
80
70
60
50
40
30
20
10
0
50
45
55
54
62
47
73
63
71
64
48
43
68
60
30
29
22
22
67
68
1
1
86
80
Impovement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of Oral Meds
Improvement in Dyspnea
Acute Care Hospitalization *
Emergent Care *
Discharge to Community
Emergent Care New Wound *
Improvement of Surgical Wounds
Amedisys
Nation

* Lower % is better

Source: www.medicare.gov

High Quality Outcomes Outcomes – December 2008 Amedisys vs. Nation

High Quality Health Care
Care Management
13 disease management programs
70 clinical tracks
Specialty Division
Balanced For Life first program in
division
Serves higher acuity patients
Rolled out to 278 locations through June
2009

- Strategic advantages from technology
- Standardized processes:
  - Automated review of assessment forms
  - Automated scheduling
  - Web-based HR and payroll system
- Evidenced based clinical care management
  - Centralized cardiac telehealth
  - Centralized ET nursing
  - Multidisciplinary wound program
- Controls over business system infrastructure
  - Coding controls
  - Clinical operations controls
  - Billing controls
  - Patient recertification
  - Compliance
- Centralized management of clinical oversight/utilization:
  - Real-time episode analysis
  - Daily/Weekly review of quality indicators
  - Executive information system

Investments in Technology

Comprehensive Compliance Program
Local Level
•
Point of care system
enhances clinical
documentation accuracy
with real-time assessment
input
•
Clinical nurse review of
assessments
•
Physician review/approval
•
Standardized care plans
•
Weekly case conferences
•
Monthly audits
•
End of episode case review
Regional Level Corporate Level
•
Unannounced
compliance & billing
audits
•
Regional directors
monitor compliance
status and resolve errors
•
Real-time monitoring
capability of local level
activity via Point of Care
system
•
Compliance training for all
employees
•
Compliance concerns hotline
•
Compliance review of metric
variances
•
Compliance manager site
visits
•
Semi-annual
clinical/compliance reviews
•
Annual Sarbanes-Oxley audit
•
Annual billing competency
testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

Medicare Reimbursement
2008 CMS issued reimbursement changes
Expands HHRG’s from 80 to 153
More integrated reimbursement for therapy
Allocation of more dollars to later episodes
2009 Changes
Market basket increase of 2.9%
Increase offset by 2.75% case mix creep adjustment
No rural add-on payment
2010 CMS Proposals
Market basket increase of 2.2%
Negative 2.75% case mix creep adjustment
10% cap on outlier payments per agency, offset by base
payment increase of 2.5%
Additional negative 1.8% case mix creep adjustment to be
implemented in 2010 or 2011
Possibility of acceleration of 2011 2.71% case mix creep
adjustment to 2010

Strong revenue growth EPS growth of greater than 20% for six consecutive years Stable margins Low leverage Strong cash flow from operations Financial Highlights

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
EPS
Projected Revenue
Actual Revenue
EPS
Guidance
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Revenue (in Millions)
2004
2005
2006
2007
2008
2009

Financial Highlights Revenue and EPS

Summary Financial Results
($ in millions, except per share data)
2007 2008 Q208 Q209
Net revenue $697.9 $1,187.4 $312.7 $377.9
Period-over-period growth 29.0% 70.1% 84.5% 20.9%
Gross margin 368.9 624.8 163.9 199.5
Percent of revenue 52.9% 52.6% 52.4% 52.8%
CFFO 93.1 150.7 31.8 75.8
Adjusted EBITDA
1
109.8 181.4 47.0 67.4
Percent of revenue 15.7% 15.3% 15.0% 17.8%
Adjusted fully-diluted EPS
2
$2.32 $3.31 $0.82 $1.27
1 Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain TLC integration costs and less the Alliance gain. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2 Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs and less the earnings per share effect of the Alliance gain. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

2007 2008 2Q08 2Q09
Agencies at period end 354 528 498 549
Period-over-period growth 28.7% 49.2% 59.1% 10.2%
Total visits 4,302,830 7,004,200 1,852,263 2,185,515
Period-over-period growth 25.2% 62.8% 76.6% 18.0%
Episodic-based admissions 129,649 199,371 53,561 58,209
Period-over-period growth 19.9% 53.8% 70.7% 8.7%
Episodic-based completed
episodes
219,855 353,076 94,203 102,209
Period-over-period growth 27.1% 60.6% 74.6% 8.5%
Episodic-based revenue per
episode
$2,660 $2,854 $2,841 $3,166
Period-over-period growth 1.0% 7.3% 6.6% 11.4%
Summary Performance Results

Dec. 31, 2008 Jun. 30, 2009
Assets
Cash $        2.8 $       0.9
Accounts Receivable, Net 175.7 154.3
Property and Equipment 79.3 82.6
Goodwill 733.9 749.2
Other 78.5 96.4
Total Assets $ 1,070.2 $ 1,083.4
Liabilities and Equity
Debt $    328.5 $    241.7
All Other Liabilities 179.6 198.9
Equity 562.1 642.8
Total Liabilities and Equity $ 1,070.2 $ 1,083.4
Leverage Ratio 1.6x 1.0 x
Summary Balance Sheet
($ in millions)

DSO - Net (2)
Days Sales Outstanding
55.0
50.0
45.0
40.0
35.0
30.0
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0(1)
46.8
51.0
47.2
40.4
36.9
3/31/06
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09

Days Revenue Outstanding (DSO)
(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc.
(“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.

Liquidity Available line of credit (LOC): 6/30/09 = $228m 2009 Estimated CFFO - Cap Ex - Required Debt Pay = $185m

Summary Strong revenue growth EPS growth of greater than 20% for six consecutive years Stable margins Low leverage Strong cash flow from operations

Guidance
1
1 Guidance excludes the effects of future acquisitions, if they are made.
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on July 28, 2009, reaffirmed in press release dated
September 4, 2009.
Calendar Year 2009
2
Net revenue: $1.475 - $1.500 billion
EPS: $4.75 - $4.90
Diluted shares: 27.8 million

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9653
kleblanc@amedisys.com
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.